Exhibit (11) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP












                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 29 to Form N-1A Registration Statement of Trust for U.S. Treasury Obligations of our report dated November 7, 1995, on the financial statements as of September 30, 1995, included in or made a part of this registration statement.


                              By:  /s/ARTHUR ANDERSEN LLP
                              ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,